MASSMUTUAL SELECT FUNDS

MassMutual Select Diversified International Fund

Supplement dated May 2, 2017 to the

Prospectus dated February 1, 2017 and the

Summary Prospectus dated February 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.

The following information pertains to the MassMutual Select Diversified International Fund:

Effective April 28, 2017 (the “Termination Date”), the MassMutual Select Diversified International Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the MassMutual Select Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-17-04

DI-17-02